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                                                                   EXHIBIT 10.17


                   AMENDMENT NO. 5 TO LOAN AGREEMENT AND NOTES


         AMENDMENT NO. 5 TO LOAN AGREEMENT (this "FIFTH AMENDMENT"), made and executed this 8th day of February, 2001, by and between:

         OMEGA WORLDWIDE, INC., a Maryland corporation (the "BORROWER");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and collectively, the "BANKS"); and

         FLEET NATIONAL BANK (formerly Fleet Bank, N.A.), a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

                             PRELIMINARY STATEMENTS

         (A) The Borrower has entered into a certain Loan Agreement dated November 20, 1998, as amended by (i) Amendment No. 1 to Loan Agreement dated October 22, 1999, effective as of August 18, 1999, (ii) Amendment No. 2 and Waiver to Loan Agreement dated January 10, 2000, (iii) Amendment No. 3 and Waiver to Loan Agreement dated May 12, 2000, effective as of March 17, 2000, and
(iv) Amendment No. 4 to Loan Agreement dated July 7, 2000, effective as of June 29, 2000 (as so amended, hereinafter referred to as the "LOAN AGREEMENT") with the Agent and the Banks; and

         (B) The Borrower has requested that the Banks and the Agent amend certain provisions of the Loan Agreement, and the Banks and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. CERTAIN AMENDMENTS TO THE LOAN AGREEMENT AND NOTES.

                  The parties hereto confirm that, as of the date of the Fifth Amendment, the aggregate principal amount of the Term Loans outstanding is $2,850,000 (the "PRINCIPAL BALANCE"). Notwithstanding anything to the contrary contained in Section 2.6 of the Loan Agreement or the Notes, the parties agree that the Borrower shall pay to the Agent for the account of each Bank, the Principal Balance in three (3) installments, on the dates and in the amounts set forth below, provided, that, the last such installment on June 30, 2001 shall be in an amount sufficient to repay in full the outstanding principal amount of the Term Loans on such date:


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
---------------------------- ---------------------------- --------------------------- ----------------------------------
      Dates on Which             Amount of Principal         Amount of Principal         Amount of Principal Balance
 Installments of Principal     Balance Payable on Each     Balance Payable to Fleet      Payable to Harris Trust and
          are Due                     Such Date                 National Bank                   Savings Bank
---------------------------- ---------------------------- --------------------------- ----------------------------------
February 8, 2001                     $1,000,000                    $600,000                       $400,000

---------------------------- ---------------------------- --------------------------- ----------------------------------
March 31, 2001                         $500,000                    $300,000                       $200,000

---------------------------- ---------------------------- --------------------------- ----------------------------------
June 30, 2001                        $1,350,000                    $810,000                       $540,000

---------------------------- ---------------------------- --------------------------- ----------------------------------

The Loan Agreement and the Notes are each hereby deemed modified and amended to give effect to the foregoing.

         3. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks and the Agent to enter into this Fifth Amendment, each of the Loan Parties hereby represents and warrants to the Banks and the Agent, as to itself with respect to the Loan Documents to which it is a party, that:

                  3.1 No Default. After giving effect to this Fifth Amendment, no Default or Event of Default shall have occurred or be continuing.

                  3.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Fifth Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

                  3.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this Fifth Amendment are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Loan Party, (ii) this Fifth Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (iii) this Fifth Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of any Loan Party's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree to which any Loan Party or its property is subject, or (C) violate any requirement of law.

         4. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT.

                  4.1 Effect. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.


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                  4.2 No Waiver; References. The execution, delivery and
effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Fifth Amendment, each reference in:

                           (i) the Loan Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

                           (ii) the other Loan Documents to the "Loan Agreement"
shall mean and be a reference to the Loan Agreement as amended hereby;

                           (iii) the Loan Documents to the "Loan Documents"
shall be deemed to include this Fifth Amendment; and

                           (iv) the "Notes" shall be deemed to refer to the
Notes as amended hereby.

         5. MISCELLANEOUS.

                  5.1 Expenses. The Loan Parties agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Fifth Amendment.

                  5.2. Law. THIS FIFTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  5.3 Successors. This Fifth Amendment shall be binding upon the Loan Parties, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

                  5.4 Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.





                           [Signature Page to Follow]





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         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    OMEGA WORLDWIDE, INC.


                                    By  /s/ John Storey
                                      ------------------------------------------
                                        Treasurer                          Title

                                    FLEET NATIONAL BANK, as Agent
                                    and as a Bank


                                    By  /s/ Christian Covello
                                      ------------------------------------------
                                        Vice President                     Title

                                    HARRIS TRUST AND SAVINGS BANK


                                    By  /s/ Edward P. McGuire
                                      ------------------------------------------
                                        Vice President                     Title

Agreed to and Accepted:

OMEGA HEALTHCARE INVESTORS, INC.


By  /s/ Susan A. Kovach
  -----------------------------------------
    Vice President                   Title















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